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                                                                    EXHIBIT 23.1


                          INDEPENDENT AUDITOR'S CONSENT


We consent to the incorporation by reference in Registration Statement
No. 333-05567 of Haskel International, Inc. on Form S-8 of our report dated July 21, 1997, appearing in the Annual Report on Form 10-K of Haskel International, Inc. for the year ended May 31, 1997.



Deloitte & Touche LLP
Costa Mesa, California
August 26, 1997